Exhibit 99.1

HART-SCOTT-RODINO WAITING PERIOD EXPIRES FOR PENDING

ENVISION HEALTHCARE AND AMSURG MERGER

Greenwood Village, Colo. & Nashville, Tenn. September 6, 2016– Envision Healthcare Holdings, Inc. (Envision) (NYSE: EVHC) and AMSURG Corp. (AMSURG) (NASDAQ: AMSG) today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to the U.S. Federal Trade Commission review of the proposed merger of Envision and AMSURG.

Expiration of the waiting period satisfies one of the conditions to the closing of the pending merger, which remains subject to other customary closing conditions, including the approval by shareholders of both Envision and AMSURG and other regulatory approvals.

Separately, both Envision and AMSURG have received a request for information from the Antitrust Division of the State of Florida Attorney General’s office and both organizations are cooperating with that request.

About Envision Healthcare Holdings, Inc.

Envision Healthcare Holdings, Inc., offers an array of physician-led healthcare-related services to consumers, hospitals, healthcare systems, health plans and local, state and national government entities. The organization provides care across a broad patient continuum via American Medical Response, Inc. (AMR), EmCare Holdings, Inc. (EmCare) and Evolution Health, LLC (Evolution Health). AMR provides community-based medical transportation services, including emergency (‘911’), non-emergency, managed transportation, air ambulance and disaster response. EmCare’s integrated facility-based physician services include emergency, anesthesiology, hospitalist/inpatient care, radiology, tele-radiology and surgery. Evolution Health’s innovative and comprehensive care coordination solutions result in improved patient care delivery across a number of healthcare settings. Envision Healthcare is headquartered in Greenwood Village, Colorado. For additional information, visit www.evhc.net.

About AMSURG

AMSURG’s Ambulatory Services Division acquires, develops and operates ambulatory surgery centers in partnership with physicians throughout the U.S. AMSURG’s Physician Services Division, Sheridan, provides outsourced physician services in multiple specialties to hospitals, ASCs and other healthcare facilities throughout the U.S., primarily in the areas of anesthesiology, children’s services, emergency medicine and radiology. Through these businesses as of June 30, 2016, AMSURG owned and operated 258 ASCs and one surgical hospital in 34 states and the District of Columbia and provided physician services to more than 530 healthcare facilities in 32 states. AMSURG has partnerships with, or employs, over 6,000 physicians and other healthcare professionals in 40 states and the District of Columbia.

No Offer or Solicitation / Additional Information and Where to Find It

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed business combination between Envision Healthcare Holdings, Inc. (“Envision”) and AmSurg Corp. (“AMSURG”) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed business combination between Envision and AMSURG will be submitted to their respective shareholders for consideration. On August 4, 2016, AMSURG caused its newly formed, wholly owned subsidiary, New Amethyst Corp. (“New Amethyst”), to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (File No. 333-212885) that constitutes a prospectus of New Amethyst and a preliminary joint proxy statement of Envision and AMSURG and will also constitute a prospectus of New Amethyst. Envision and AMSURG will deliver the joint proxy statement/prospectus to their respective shareholders as required by applicable law. This press release is not a substitute for any prospectus, proxy statement or any other document that may be filed with the SEC in connection with the proposed business combination. Investors and shareholders are urged to read carefully and in their entirety the preliminary joint proxy statement/prospectus and any other relevant documents that are filed with the SEC when they become available because they contain important information about the proposed business combination and related matters. Investors and shareholders may obtain free copies of the preliminary joint proxy statement/prospectus and other documents containing important information about Envision, AMSURG and New Amethyst, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Envision and AMSURG make available free of charge at www.evhc.net and www.amsurg.com, respectively (in the “Investors” section), copies of materials they file with, or furnish to, the SEC.

Participants in The Merger Solicitation

Envision, AMSURG and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Envision and shareholders of AMSURG in connection with the proposed business combination. Information about the directors and executive officers of Envision is set forth in its proxy statement for its 2016 annual meeting of stockholders filed with the SEC on March 23, 2016. Information about the directors and executive officers of AMSURG is set forth in its proxy statement for its 2016 annual meeting of shareholders filed with the SEC on April 22, 2016 and its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 25, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are included in the preliminary joint proxy statement/prospectus, and more complete information will be available in the definitive joint proxy statement/final prospectus.

Forward-Looking Statements

Certain statements and information in this press release may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to Envision’s and AMSURG’s objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that Envision and AMSURG intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by Envision’s and AMSURG’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this press release are made as of the date hereof, and Envision and AMSURG undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that Envision and AMSURG have filed with the SEC; (ii) general economic, market, or business conditions; (iii) risks associated with the ability to consummate the business combination between Envision and AMSURG and the timing of the closing of the business combination; (iv) the ability to successfully integrate Envision’s and AMSURG’s operations and employees; (v) the ability to realize anticipated benefits and synergies of the business combination; (vi) the potential impact of announcement of the business combination or consummation of the transaction on relationships, including with employees, customers and competitors; and (vii) other circumstances beyond Envision’s and AMSURG’s control. Refer to the section entitled “Risk Factors” in Envision’s and AMSURG’s annual and quarterly reports for a discussion of important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements.

Contacts:
Envision Bob Kneeley Vice President, Investor Relations 303-495-1245 bob.kneeley@evhc.net	AMSURG Claire M. Gulmi Executive Vice President and Chief Financial Officer 615-665-1283

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